Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 15,989	$ 314	$ 11,610	$ 17,364
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	53,715	57,500	55,084	57,488
Dilutive share options and restricted share units	61	76	64	90
Weighted average common shares outstanding - diluted	53,776	57,576	55,148	57,578
Net income attributable to Textainer Group Holdings Limited common shareholders per share:
Basic	$ 0.30	$ 0.01	$ 0.21	$ 0.30
Diluted	$ 0.30	$ 0.01	$ 0.21	$ 0.30
Share options and restricted share units excluded from the computation of diluted EPS because they were anti-dilutive	1,992	2,016	2,025	1,812